                                                                    EXHIBIT 23.3




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-40407 and No. 333-86057.


                                        /s/ Arthur Andersen LLP
                                        -----------------------------------
Tulsa, Oklahoma
   November 23, 1999